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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 31, 2000


                               LAUNCH MEDIA, INC.
             (Exact name of registrant as specified in its charter)


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         Delaware                     000-25273                  95-4463753
(State or other jurisdiction    (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)

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                            2700 Pennsylvania Avenue
                         Santa Monica, California 90404

               (Address of principal executive offices) (Zip Code)
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       Registrant's telephone number, including area code: (310) 526-4300


          (Former name or former address, if changed since last report)

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

        On August 31, 2000, Launch Media, Inc. ("Launch") completed an acquisition pursuant to which C.C.R.L., LLC, a California limited liability company ("C.C.R.L."), became a wholly owned subsidiary of Launch. C.C.R.L. owns and operates The Warped Tour, a summer concert series featuring rock performances and extreme athletics demonstrations. Launch made certain cash payments and issued approximately 788,474 shares of its Common Stock in exchange for all outstanding membership interests of C.C.R.L., based upon the negotiated value of C.C.R.L., as adjusted by specified liabilities of C.C.R.L., and upon an average Launch closing stock price of $6.98 over a trading period defined in the agreement governing the acquisition. The terms of the acquisition also include potential future contingent payments to the sellers based on performance targets set for the operations of The Warped Tour. Launch intends to continue the operations of The Warped Tour as a part of Launch. A copy of the press release announcing the completion of the acquisition is attached as Exhibit 99 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

        (a)     Financial statements of businesses acquired.

                        To be filed by amendment within 60 days of this report.

        (b)     Pro forma financial information.

                        To be filed by amendment within 60 days of this report.

        (c)     Exhibits.

Exhibit No.    Description
-----------    -----------
     2         Membership Interest Purchase Agreement dated as of June 12, 2000 by and among Launch, C.C.R.L., Creative Artists Agency, LLC,
               Codikow & Carroll, P.C., 4 Fini, Inc. and Vans, Inc. Schedules
               and similar attachments to this Exhibit have not been filed;
               Launch will furnish supplementally a copy of any omitted schedule to the Commission upon request.

    99 Press release dated September 7, 2000 announcing the completion of the acquisition.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       LAUNCH MEDIA, INC.


Date:  September 14, 2000              By: /s/ Jeffrey M. Mickeal
                                          --------------------------------------
                                           Jeffrey M. Mickeal
                                           Chief Financial Officer and Secretary

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                                  EXHIBIT INDEX


Exhibit No.    Description
-----------    -----------
     2         Membership Interest Purchase Agreement dated as of June 12, 2000 by and among Launch, C.C.R.L., Creative Artists Agency, LLC,
               Codikow & Carroll, P.C., 4 Fini, Inc. and Vans, Inc. Schedules
               and similar attachments to this Exhibit have not been filed;
               Launch will furnish supplementally a copy of any omitted schedule to the Commission upon request.

    99 Press release dated September 7, 2000 announcing the completion of the acquisition.